                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K/A

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 9, 1999


                                Tejon Ranch Co.
                (Exact Name of Registrant Specified in Charter)



         Delaware                  1-7183               77-0196136
(State or other jurisdiction    (Commission           (IRS Employer
      of Incorporation)         File Number)       Identification No.)


4436 Lebec Road, Lebec, California                        93243
(Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code (661) 248-3000

                                 Not Applicable
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On February 26, 1999 Registrant completed the purchase of three industrial and commercial buildings in Phoenix Arizona having aggregate rentable square feet of 101,482. The Phoenix property is a cluster of three buildings in a master planned industrial park located near Sky Harbor International Airport and adjacent to the Interstate 10 Freeway. The buildings were built in 1996 and are 100% leased to three tenants under triple net leases expiring in 2002 to 2005. Annualized rentals under the leases currently aggregate $845,000. The leases provide for built in rental escalations which approximate current inflation factors based on the CPI index. The buildings were acquired to complete a tax deferred exchange of real property in which $4,500,000 in proceeds from the sale of land in December 1998 were used together with $4,800,000 borrowed from First Union Bank, with the loan secured by the property acquired.

     The acquisition price resulted from arm's length negotiations between Registrant and The Douglas Allred Company, the seller of the properties, and, from Registrant's point of view, took into account the prices at which other comparable properties had been sold, the amount of rent payable under the leases, the financial strength of the tenants, the age of the buildings, vacancy factors in the area and the overall demographics and financial outlook for the Phoenix area. Based upon information obtained in connection with the transaction, Registrant believes that the rental rates under the leases are consistent with rental rates typically being paid for other comparable properties, that, while other industrial and commercial properties are available in the vicinity of the properties, vacancy rates are low and the Phoenix area is expected to continue to grow in future years. In purchasing the properties, Registrant also considered the patterns of increasing values of properties located near airports, the fact that all operating expenses are payable by the tenants under the leases and that only limited management of the property would be required. The Phoenix Airport and Interstate 10 corridor has also historically been an important part of the industrial market for the Metro-Phoenix area.

     The property acquired was held by the seller as an investment and will be held by Registrant for that purpose as well. The purchase is expected to allow Registrant to improve its current revenue flow. The revenues from the buildings are expected to partially fund on-going real estate activities on Registrant's land and partially offset the ups and downs in Registrant's revenues due to the cyclical nature of the commodity markets where its principal products are sold. The purchase also is expected to allow Registrant to defer federal and state income tax on the proceeds from the December 1998 sale of land.

     The foregoing description of factors considered by Registrant in acquiring the properties involve forward looking statements which may not turn out to be correct. Actual results could differ materially from those in the forward looking statements as a result of over-building of commercial and industrial structures in the area, a significant decline the economy of the Phoenix area or the U.S. generally, changes in the financial condition of the tenants, possible unknown defects in the properties and other factors.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

Item 7(a)  Financial Statements of Businesses Acquired
------------------------------------------------------

     Included herein is the Statement of Revenue and Certain Expense for commercial and industrial buildings purchased per rule 3-14 of Regulation S-X.

                   Statement of Revenue and Certain Expenses

                         3820, 3826 & 3832 East Watkins

                          Year ended December 31, 1998
                      with Report of Independent Auditors

                         3820, 3826 & 3832 East Watkins

                   Statement of Revenue and Certain Expenses

                          Year ended December 31, 1998

                                    Contents

Report of Independent Auditors..............................................5

Audited Financial Statement

Statement of Revenue and Certain Expenses...................................6

Notes  to Statement of Revenue and Certain Expenses.........................7


                         Report of Independent Auditors


To the Board of Directors
Tejon Ranch Co.

We have audited the accompanying statement of revenue and certain expenses of 3820, 3826 & 3832 East Watkins (the Property) for the year ended December 31, 1998. This statement of revenue and certain expenses is the responsibility of management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the Property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Property for the year ended December 31, 1998, in conformity with generally accepted accounting principles.



Los Angeles, California
April 12, 1999

                         3820, 3826 & 3832 East Watkins

                   Statement of Revenue and Certain Expenses

                          Year ended December 31, 1998


Revenue:
 Rental                                                                $   782,000
 Tenant reimbursables                                                      119,000
                                                                       -----------
Total revenue                                                              901,000

Certain expenses:
 Management fees                                                            26,000
 Repairs and maintenance                                                     4,000
 Landscape maintenance                                                      11,000
 Insurance                                                                   5,000
 Property taxes                                                             89,000

 Janitorial                                                                  4,000
                                                                       -----------
Total certain expenses                                                     139,000
                                                                       -----------
Excess of revenue over certain expenses                                $   762,000
                                                                       ===========

See accompanying report of independent auditors and notes to statement of revenue and certain expenses.

                         3820, 3826 & 3832 East Watkins

               Notes to Statement of Revenue and Certain Expenses

                               December 31, 1998



1.  Organization and Summary of Significant Accounting Policies

Organization

The accompanying statement of revenue and certain expenses includes the rental operations of 3820, 3826 & 3832 East Watkins located in Phoenix, Arizona (the Property) which was acquired by Tejon Ranch Co., a Delaware corporation (the Company), from a nonaffiliated third party. As of December 31, 1998, the Property was 100% occupied and leased under leases which require tenants either to pay their share of operating expenses including operating and maintenance, utilities, taxes and insurance or to pay their share of these expense in excess of the specified amounts. At December 31, 1998, the Property was fully leased with three tenants.

Basis of Presentation

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The Property is not a legal entity and the accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization, and utility and general and administrative expenses not directly comparable to the future operations of the Property. Certain expenses include property taxes which may increase in the future due to property value reassessments.

Revenue and Certain Expense Recognition

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

Certain expenses are recognized as incurred.

Risks and Uncertainties

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses and disclosure of certain contingent expenses during the reporting period. Actual results could differ from those estimates.

2. Rental Property

The future minimum lease payments to be received under current noncancelable operating leases for the years succeeding December 31, 1998 are as follows:

1999                                                              $  882,000
2000                                                                 882,000
2001                                                                 882,000
2002                                                                 666,000
2003                                                                 256,000
Thereafter                                                           341,000
                                                                  ----------
Total                                                             $3,909,000
                                                                  ==========

The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

Item 7(b)  Pro Forma Financial Information
------------------------------------------

                        TEJON RANCH CO. AND SUBSIDIARIES

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
           AND UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

On February 26, 1999 Registrant completed the purchase of three industrial and commercial buildings in Phoenix, Arizona having aggregate rentable square feed of 101,482. The Phoenix property is a cluster of three buildings in a master planned industrial park located near Sky Harbor International Airport adjacent to the Interstate 10 Freeway. The buildings were built in 1996 and are 100% leased to three tenants under triple net leases expiring in 2002 to 2005. Annualized rentals under the leases currently aggregate $845,000. The leases provide for built in rental escalations, which approximate current inflation factors based on the CPI index. The buildings were acquired to complete a tax deferred exchange of real property in which $4,500,000 in proceeds from the sale of land in December 1998, were used together with $4,800,000 borrowed from First Union Bank, with the loan secured by the property acquired.

The following Unaudited Pro Forma Consolidated Balance Sheet and Unaudited Pro Forma Consolidated Statements of Income assumes that the above acquisition occurred at the beginning of the period being presented. The Unaudited Pro Forma Consolidated Balance Sheet and Unaudited Pro Forma Consolidated Statements of Income should be read in conjunction with Registrant's 1998 Form 10-K. In Registrant's opinion, all adjustments necessary to reflect the effects of the above acquisition have been made.

The Unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of Registrant would have been at December 31, 1998, nor does it purport to present the future financial position of Registrant.

The Unaudited Pro Forma Consolidated Statements of Income are not necessarily indicative of what the actual results of operations of Registrant would have been assuming the acquisition had been consummated as of the beginning of the year presented, nor do the purport to present the future operations of Registrant.

                        TEJON RANCH CO. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1998

                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                                   DECEMBER 31, 1998
                                                       -------------------------------------------------------------------------
                                                                                   PRO FORMA                     PRO FORMA
                                                          HISTORICAL, a           ADJUSTMENTS                   CONSOLIDATE
                                                       -------------------------------------------------------------------------
ASSETS:
Current Assets:
  Cash and cash equivalents                                         743                     (300)   b
                                                                                             601    c                   1,044
  Cash in escrow                                                  4,200                   (4,200)   b                     ---
  Marketable securities                                          13,294                      ---                       13,294
  Accounts receivable                                             7,359                      ---                        7,359
  Inventories                                                    17,416                      ---                       17,416
  Prepaid expense and other current assets                          996                      ---                          996
                                                       -------------------------------------------------------------------------
Total Current Assets                                             44,008                   (3,899)                      40,109

Property and Equipment, net                                      27,553                    9,300    b
                                                                                            (338)   c                  36,515

Other Assets                                                      1,453                      ---                        1,453
                                                       -------------------------------------------------------------------------

Total Assets                                                     73,014                    5,063                       78,077
                                                       =========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Trade accounts payable                                          3,235                      ---                        3,235
  Other accrued liabilities                                         502                      ---                          502
  Current deferred income                                            62                      ---                           62
  Income taxes payable                                              192                      100    c                     292
  Short-term debt                                                19,999                      ---                       19,999
  Current portion of long-term debt                                 250                      ---                          250

                                                       -------------------------------------------------------------------------
Total Current Liabilities                                        24,240                      100                       24,340

Long-term Debt, less current portion                              1,875                    4,800    b                   6,675

Deferred Income Taxes                                             4,194                      ---                        4,194

Stockholders' Equity
  Common Stock                                                    6,346                      ---                        6,346
  Additional paid-in capital                                        382                      ---                          382
Unrealized gains on available
         For sale securities, net of tax                             37                      ---                           37
  Defined benefit plan funding
         Adjustment, net of tax                                    (216)                     ---                         (216)
  Retained earnings                                              36,156                      163    c                  36,319

                                                       -------------------------------------------------------------------------
Total Stockholders' Equity                                       42,705                      163                       42,868
                                                       -------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity                       73,014                    5,063                       78,077
                                                       =========================================================================

NOTES TO CONSOLIDATED BALANCE SHEET:

(DOLLARS IN THOUSANDS)

a - Reflects Tejon Ranch Co. and Subsidiaries Consolidated Balance Sheet at December 31, 1998.

b -  Reflects the purchase of buildings in Phoenix, Arizona:

               Cash Payment                                                $    4,500
               Long-term debt, mortgage
                 First Union Bank                                          $    4,800
                                                                           ------------
               Total Purchase price                                        $    9,300

c - Balance sheet impact of revenues and expenses due to purchase of buildings in Phoenix:

               Revenues                                                    $    1,001
               Interest Expense, from First Union Bank                           (365)
               Other Expense                                                      (35)
                                                                           ------------
               Net cash generated                                          $      601

               Accumulated depreciation - buildings                        $     (338)

               Income tax payable - buildings                              $     (100)

               Retained earnings - net from buildings                      $     (163)

                        TEJON RANCH CO. AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)


                                                                     YEAR ENDED
                                                                  DECEMBER 31, 1998
                                                                      PRO FORMA                    PRO FORMA
                                            HISTORICAL, a            ADJUSTMENTS                  CONSOLIDATE
                                       --------------------------------------------------------------------------
REVENUES:
  Real Estate                                   5,742                     1,001   b                     6,743
  Livestock                                    34,871                       ---                        34,871
  Farming                                       8,671                       ---                         8,671
  Resource Management                           2,597                       ---                         2,597
  Interest Income                               1,001                       ---                         1,001
                                       --------------------------------------------------------------------------
Total Revenues                                 52,882                     1,001                        53,883

COSTS AND EXPENSES:
  Real Estate                                   2,799                       338   c
                                                                             35   d                     3,172
  Livestock                                    33,777                       ---                        33,777
  Farming                                       6,402                       ---                         6,402
  Resource Management                           1,636                       ---                         1,636
  Corporate Expense                             2,581                       ---                         2,581
  Interest Expense                              1,065                       365   e                     1,430
                                      --------------------------------------------------------------------------
Total Costs and Expenses                       48,260                       738                        48,998

Income Before Income Taxes                      4,622                       263                         4,885
Income Taxes                                    1,613                       100                         1,713
                                      --------------------------------------------------------------------------
Net Income Before Cumulative Effect
  of a Change in Accounting Principle           3,009                       163                         3,172

Cumulative Effect of A Change in
   Accounting Principle, net of tax of
   $70,000                                        130                       ---                           130
                                      --------------------------------------------------------------------------
Net Income                                      3,139                       163                         3,302
                                      ==========================================================================

Net Income Per Share, Basic                      0.25                                                    0.26
Net Income Per Share, Diluted                    0.25                                                    0.26

NOTES TO CONSOLIDATED STATEMENTS OF INCOME:

(DOLLARS IN THOUSANDS)

a - Reflects Tejon Ranch Co. and Subsidiaries Consolidated Statements of Income for the year-ended December 31, 1998.

b -  Reflects estimated revenues generated from purchase of buildings in
     Phoenix:

                                                            December
                                                              1998
                                                         ------------

               Rental Revenue                            $    882
               Tenant Reimbursables                           119
                                                         ------------
               Total Revenue                             $  1,001

c - Depreciation expense related to purchased buildings and were adjusted to reflect the new basis of the properties based on its purchase price of $9,300,000.

d -  Other expenses related to management of the purchased buildings.

e -  Interest expense on the $4,800,000 mortgage related to purchased buildings.

Item 7(c)  Exhibits.
--------------------

EXHIBIT NO. 2. Agreement for Purchase and Sale and Joint Escrow Instructions dated February 2, 1999 between The Douglas Allred Company and Tejon Ranchcorp.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned duly authorized.

                                 TEJON RANCH CO.


Dated: May 11, 1999              /s/ Allen E. Lyda
                                 --------------------------------------
                                 Allen E. Lyda, Vice-President, Finance

                             INDEX TO EXHIBITS

                                                                                 Sequentially
                                                                                 ------------
Exhibit No.                    Description                                       Numbered Page
------------                   -----------                                       -------------
   2             Agreement for Purchase and Sale and Joint Escrow                        *
                 Instructions dated February 2, 1999 between The Douglas
                 Allred Company and Tejon Ranchcorp.


-----------------
*Indicated in the manually signed copy